May 20, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re: Form 8-K
    Distribution Financial Services RV/Marine Trust 2001-1
    Registration No. 333-56303-04

On behalf of Distribution Financial Services RV/Marine Trust 2001-1 ("Registrant"), a Trust which was originated by ETCF Asset Funding Corporation, a Nevada corporation, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e-mail address:
Marlyn.abraham@etrade.com at your earliest convenience.

Sincerely,

/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Commission File Number:  333-56303-04

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

May 16, 2005
(Date of earliest event reporting)

DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1
(Exact name of registrant)

State of Organization - New York

I.R.S. Employer Identification Number: 91-1904587

Principal Executive Offices

c/o Wells Fargo Bank, N.A.
Sixth and Marquette - N9311-161MAC
Minneapolis, Minnesota 55479
Telephone Number: 612-316-1816

Item 8.01.   Other Events.

A copy of the Monthly Payment Date Statement to Noteholders, as required by the Transfer and Servicing Agreement, is being filed as Exhibit 1 to this current report on Form 8-K.

Item 9.01.(c). Exhibits.

Exhibit
Number    Document Description
------    --------------------------------------------------------
EX-1       Distribution Financial Services RV/Marine Trust 2001-1
           May 16, 2005 Payment Date Statement to Noteholders
           Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1


By:     Wells Fargo Bank, N.A.
        Not in its individual capacity but solely as Owner Trustee



By:  /s/ Sue Dignan
Title:  Assistant Vice President
Date:   May 20, 2005

EX-1
DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1
Accounting Date:            10-May-05
Determination Date:         13-May-05
Monthly Payment Date:       16-May-05
Collection Period Ending:   30-Apr-05

I.  COLLECTION ACCOUNT SUMMARY

    Total Available Funds
    -----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  5,085,602.53
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      300,041.08
    Current Monthly Interest Shortfall/Excess                                                                            25,438.80
    Recoup of Collection Expenses                                                                                       -17,776.13
    Amount of Withdrawal, if any, from Reserve Account                                                                  183,119.89
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             5,576,426.17

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                      1,009,942.85
    Amount of Interest Payments Received During the Collection Period for Receivables                                   984,504.05
    Amount of Current Month Simple Interest Excess/Shortfall                                                             25,438.80

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 2,677,532.54
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)    -183,119.89
    Reserve Account Investment Earnings                                                                                   5,894.53
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                0.00
    has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,570,173.03
    Total Ending Reserve Balance                                                                                      2,500,307.18

IV. COLLECTIONS ON RECEIVABLES
a)	 Interest and Principal Payments Received
 ------------------------------------------
    Interest Payments Received                                                                                          984,504.05
    Scheduled Principal Payments Received                                                                               873,501.82
    Principal Prepayments Received                                                                                    3,227,596.66
    Total Interest and Principal Payments Received                                                                    5,085,602.53

b)	Liquidation Proceeds
----------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                    331,803.12
       minus  Reasonable Expenses                                                                                       31,762.04
    Net Liquidation Proceeds                                                                                           300,041.08
    Amount Allocable to Interest                                                                                             0.00
    Amount Allocable to Principal                                                                                      300,041.08

c)	Purchase Amount - Loans Repurchased from Trust
------------------------------------------------
    Amount Allocable to Interest                                                                                             0.00
    Amount Allocable to Principal                                                                                            0.00

    TOTAL COLLECTED FUNDS                                                                                            5,385,643.61

V.  CALCULATION OF SERVICING AND TRUSTEE FEES
    Pool Balance of Receivables as of the First Day of Collection Period                                           139,077,540.84
      multiplied by Servicer Fee Rate                                                                                       0.75%
      divided by Months per Year                                                                                               12
    SERVICING FEE AMOUNT                                                                                                86,923.46

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  --------------
     Initial Pool Balance                                                                                          529,467,226.64
     Pool Balance as of Preceding Accounting Date                                                                  139,077,540.84
     Pool Balance as of the Current Accounting Date                                                                134,321,028.76
     Age of Pool in Months                                                                                                     42

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                        139,077,540.84
     Aggregate Note Balance as of Current Accounting Date                                                          134,321,028.76

b)   Default and Delinquency Performance (includes Repossessions and Bankruptcies)
     -----------------------------------------------------------------------------
                Current Month           Number of Loans             Principal Balance            Percentage
                -------------           ---------------             -----------------            ----------
         30-59 Days Delinquent                  36                       951,748.11                0.709%
         60-89 Days Delinquent                  18                       370,650.77                0.276%
         90-119 Days Delinquent                 19                       473,564.15                0.353%
         120+ Days Delinquent                    0                             0.00                0.000%
         Defaults for Current Period            16                       655,413.60                0.488%
         Cumulative Defaults                   584                    23,214,800.65                4.385%
         Cumulative Recoveries                                         9,823,444.67                1.799%

     Current Period Realized Losses
     -------------------------------
     Current Month Realized Losses                                                                                     655,413.60
     Current Month Realized Losses as Percentage of Initial Pool Balance                                                   0.124%
     Preceding Realized Losses                                                                                         616,439.78
     Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                 0.116%
     Second Preceding Realized Losses                                                                                1,002,098.47
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                          0.189%
     Cumulative Realized Losses                                                                                     13,391,355.98
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.529%

VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
      Total Pool Factor                                                                                                 0.2475051
      Note Pool Factor                                                                                                  0.2475051

a)    Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                               86,923.46
      Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
         Otherwise Reimbursed by Servicer)                                                                                   0.00

b)	   Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
               Class A-1                                                                                                     0.00
               Class A-2                                                                                                     0.00
               Class A-3                                                                                                     0.00
               Class A-4                                                                                               115,183.88
               Class A-5                                                                                               373,205.42
               Class B                                                                                                 106,255.75
               Class C                                                                                                  52,993.50
               Class D                                                                                                  85,352.08

      Noteholders' Monthly Principal Distributable Amount
      -----------------------------------------------------
                                                                                              Noteholders' Monthly
                                                                                 Beginning  Principal Distributable       Ending
                                                                                  Balance           Amount                Balance
                                                                              --------------  --------------------      ----------
               Class A-1                                                                0.00               0.00              0.00
               Class A-2                                                                0.00               0.00              0.00
               Class A-3                                                                0.00               0.00              0.00
               Class A-4                                                       24,377,540.84       4,756,512.08     19,621,028.76
               Class A-5                                                       72,350,000.00               0.00     72,350,000.00
               Class B                                                         19,830,000.00               0.00     19,830,000.00
               Class C                                                          9,270,000.00               0.00      9,270,000.00
               Class D                                                         13,250,000.00               0.00     13,250,000.00

c)    Excess Spread Received                                                                                                0.00

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                         9.23%
      Weighted Average Remaining Maturity (WAM)                                                                            133.19


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit-Reserve Overfunded Deposit)                   5,576,426.17
Less: Reserve Withdrawal                                                                                              -183,119.89

TOTAL WIRE TO HSBC                                                                                                   5,393,306.28

Amount Due To Servicer (Excess Spread-Reserve Deposit+Reserve Overfunded Withdrawal)                                         0.00